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                                                                   Exhibit 10.37


                             BOND PURCHASE AGREEMENT

                                   $25,000,000
                DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY
                      6.00% Water Facilities Revenue Bonds
                                due June 1, 2029
                  (Philadelphia Suburban Water Company Project)
                                 Series of 1999


     Bond Purchase Agreement dated September 29, 1999 among the DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the "Issuer"); PHILADELPHIA SUBURBAN WATER COMPANY, a Pennsylvania corporation (the "Company"), and COMMERCE CAPITAL MARKETS, INC. (the "Underwriter").

     1. Background.

          (a) The Issuer proposes to enter into a Construction and Financing Agreement (the "Financing Agreement") dated as of October 1, 1999 with the Company, under which the Issuer will agree to loan to the Company funds to provide financing of the costs of certain capital projects consisting of improvements and additions to the Company's water facilities (the "Capital Projects") located within municipalities in Delaware, Chester, Bucks and Montgomery Counties, Pennsylvania. To finance the loan under the Financing Agreement, the Issuer proposes to issue and sell $25,000,000 aggregate principal amount of the bonds identified above (the "Bonds") to the Underwriter, who will in turn reoffer the Bonds for sale to the public;

          (b) The Bonds will be issued pursuant to the Pennsylvania Economic Development Financing Law, Act of August 23, 1967, P.L. 251, as amended and supplemented (the "Act"), a resolution adopted by the Issuer on May 11, 1998, as supplemented by a resolution adopted by the Issuer on May 19, 1999 (together, the "Resolution") and under a Trust Indenture dated as of October 1, 1999 (the "Indenture") between the Issuer and Chase Manhattan Trust Company, National Association, as trustee (the "Trustee"). The Bonds will have such terms as are set forth in Schedule I attached hereto. The Bonds will be payable out of payments by the Company under the Financing Agreement, including payments under its First Mortgage Bond, in the principal amount of $25,000,000 (the "First Mortgage Bond") to be issued concurrently with the Bonds pursuant to the Company's Indenture of Mortgage (the "Original Indenture") dated as of January 1, 1941 to Chase Manhattan Trust Company, National Association, as successor trustee (the "Mortgage Trustee"), as heretofore amended and supplemented and as to be further supplemented by a Thirty-Second Supplemental Indenture (the "Thirty-Second Supplemental Indenture") dated as of October 1, 1999 (the Original Indenture as so supplemented and amended is hereinafter referred to as the "First Mortgage Indenture"). All of the Issuer's rights under the Financing Agreement to receive and enforce repayment of its loan to the Company and to enforce payment of the Bonds, including all of the Issuer's rights to the First Mortgage Bond, and all of the Issuer's rights to moneys and securities in the Construction Fund, the Debt Service Fund and the Revenue Fund established by the Indenture, except for the Issuer's rights to certain fees and reimbursement for expenses, indemnification and notice thereunder and rights relating to amendments of and notices under the Financing Agreement, will be assigned to the Trustee as security for the Bonds pursuant to the Indenture;



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          (c) The Capital Projects are intended to constitute facilities for the furnishing of water for purposes of Section 142(a)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), so that the interest on the Bonds will not be includable in gross income for federal income tax purposes under the Code and the Underwriter may offer the Bonds for sale without registration under the Securities Act of 1933, as amended (the "1933 Act") or qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act");
and

          (d) A Preliminary Official Statement dated September 21, 1999, including the Appendices thereto and all documents incorporated therein by reference (the "Preliminary Official Statement"), has been supplied to the parties hereto, and a final Official Statement to be dated as of the date hereof, including the Appendices thereto and all documents incorporated therein by reference (the "Final Official Statement"), prepared for use in such offering will be supplied to the parties hereto as soon as it is available subject to
Section 10 hereof. The Final Official Statement, as it may be amended or supplemented with the consent of the Issuer, the Underwriter and the Company, is hereinafter referred to as the "Official Statement."

     2. Purchase, Sale and Closing. On the terms and conditions herein set forth, the Underwriter will buy from the Issuer, and the Issuer will sell to the Underwriter, all (but not less than all) of the Bonds at a purchase price equal to 98.30% of the principal amount thereof, plus interest accrued in the amount of $25,000.00 to the Closing date. Payment shall be made in immediately available funds to the Trustee for the account of the Issuer. Closing (the "Closing") will be at the offices of Blank Rome Comisky & McCauley LLP, Philadelphia, Pennsylvania, at 10:00 a.m., Eastern Daylight Time, on October 7, 1999, or at such other date, time or place as may be agreed on by the parties hereto. The Bonds will be delivered in New York, New York in the form of one typewritten bond maturing June 1, 2029, registered in the name of Cede & Co., as nominee for The Depository Trust Company.

     The Underwriter agrees to make a bona fide public offering of the Bonds at the initial offering prices or yields set forth in the Official Statement; provided, however, the Underwriter reserves the right (and the Issuer and the Company hereby expressly acknowledge such right): (i) to make concessions to dealers; (ii) to effect transactions that stabilize or maintain the market price of the Bonds above that which might otherwise prevail in the open market and to discontinue at any time such stabilizing transactions; and (iii) to change such initial offering prices, all as the Underwriter shall deem necessary in connection with the marketing of the Bonds.

     3. Issuer's Representations. The Issuer makes the following representations, all of which shall survive Closing, that:

          (a) The Issuer is a body politic and corporate, duly created and existing under the Constitution and laws of the Commonwealth of Pennsylvania (the "Commonwealth"), and has, and at the date of Closing will have, full legal right, power and authority to: (i) enter into this Bond Purchase Agreement; (ii) execute and deliver the Indenture, the Financing Agreement, this Bond Purchase Agreement and the Authority?s tax certificate (collectively, the "Issuer Financing Documents") and the other various certificates executed by the Issuer in connection therewith; (iii) issue, sell and deliver the Bonds to the Underwriter as provided herein; and (iv) carry out and to consummate the transactions contemplated by the Issuer Financing Documents and the Official Statement to be carried out and/or consummated by it;

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          (b) The section entitled "THE AUTHORITY" contained in the Preliminary
Official Statement as of its date, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

          (c) The section entitled "THE AUTHORITY" contained in the Official Statement as of its date does not or will not, with respect to the Issuer, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

          (d) The Issuer has complied, and will at the Closing be in compliance in all material respects, with the provisions of the Act;

          (e) To the extent required by law, the Issuer has duly authorized and approved the Preliminary Official Statement and the Official Statement, and has duly authorized and approved the execution and delivery of, and the performance by the Issuer of the obligations on its part contained in the Issuer Financing Documents;

          (f) To the best of the knowledge of the officer of the Issuer executing this Bond Purchase Agreement, the Issuer is not in material breach of or in default under any applicable law or administrative regulation of the Commonwealth or the United States; and the execution and delivery of the Issuer Financing Documents, and compliance with the provisions of each thereof, will not conflict with or constitute a breach of or default under any law, administrative regulation, judgment, decree, loan agreement, note, resolution, agreement or other instrument to which the Issuer is a party or is otherwise subject;

          (g) All approvals, consents and orders of any governmental authority, board, agency or commission having jurisdiction which would constitute a condition precedent to the Issuer's legal ability to issue the Bonds or to the performance by the Issuer of its obligations hereunder and under the Issuer Financing Documents have been obtained or will be obtained prior to the Closing;

          (h) The Bonds, when issued, authenticated and delivered in accordance with the Indenture and sold to the Underwriter as provided herein, will be validly issued, and will be valid and binding limited obligations of the Issuer enforceable in accordance with their terms (except as an enforcement of remedies may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or legal or equitable principles affecting the enforcement of creditors' rights ("Creditors' Rights Limitations"));

          (i) The terms and provisions of the Issuer Financing Documents when executed and delivered by the respective parties thereto, will constitute the valid, legal and binding obligations of the Issuer enforceable in accordance with their respective terms (except as enforcement of remedies may be limited by Creditors' Rights Limitations);

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          (j) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to the knowledge of the Issuer, threatened against the Issuer, affecting the existence of the Issuer or the titles of its officers to their respective offices or seeking to prohibit, restrain or enjoin the sale, issuance or delivery of the Bonds or the revenues or assets of the Issuer pledged or to be pledged to pay the principal of and interest on the Bonds, or the pledge thereof, or in any way contesting or affecting the validity or enforceability of the Issuer Financing Documents or contesting in any way the completeness or accuracy of the Preliminary Official Statement or the Official Statement, or contesting the power or authority of the Issuer with respect to the issuance of the Bonds or the execution and delivery of the Issuer Financing Documents, wherein an unfavorable decision, ruling or finding would affect in any way the validity or enforceability of the Issuer Financing Documents; and

          (k) The net proceeds received from the Bonds and applied in accordance with the Indenture shall be used in accordance with the Act as described in the Official Statement.

     4. Company's Representations. The Company makes the following representations, all of which will survive the Closing:

          (a) The Company has not sustained since June 30, 1999 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Official Statement, there have not been any material changes in the capital stock or long-term debt of the Company or any material adverse change, or a development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Official Statement;

          (b) The Company was organized and subsists as a corporation under the laws of the Commonwealth, with power (corporate and other) to own its properties and conduct its business as described in the Official Statement;

          (c) The First Mortgage Bond has been duly authorized, and, when issued and delivered as contemplated by this Bond Purchase Agreement, will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the First Mortgage Indenture;

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          (d) The Original Indenture has been duly authorized, executed and delivered by the Company and the Mortgage Trustee, and the Thirty-Second Supplemental Indenture has been duly authorized. When the Thirty-Second Supplemental Indenture, in substantially the form approved by the Company, has been executed and delivered by the Company and the Mortgage Trustee and recorded as required by law, the First Mortgage Indenture (i) will constitute a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by Creditors' Rights Limitations, and (ii) will constitute a direct, valid and enforceable first mortgage lien (except as enforceability of such lien may be limited by Creditors' Rights Limitations), upon all of the properties and assets of the Company (not heretofore released as provided for in the First Mortgage Indenture) specifically or generally described or referred to in the First Mortgage Indenture as being subject to the lien thereof (which properties and assets constitute substantially all of the Company's properties and assets other than securities), except for permitted liens under the First Mortgage Indenture, and will create a similar lien upon all properties and assets acquired by the Company after the execution and delivery of the Thirty-Second Supplemental Indenture and required to be subjected to the lien of the First Mortgage Indenture pursuant thereto when so acquired (which properties and assets will constitute substantially all of the Company's properties and assets subsequently acquired other than securities), except for permitted liens under the First Mortgage Indenture; the Original Indenture has been, and the Thirty-Second Supplemental Indenture will be duly filed, recorded or registered in each place in the Commonwealth in which such filing, recording or registration was or is required to protect and preserve the lien of the First Mortgage Indenture; and all necessary approvals of regulatory authorities, commissions and other governmental bodies having jurisdiction over the Company required to subject to the lien of the First Mortgage Indenture, the mortgaged property or trust estate (as defined in the First Mortgage Indenture) have been duly obtained;

          (e) In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has good and marketable title to all of its real property currently held in fee simple; good and marketable title to all of its other interests in real property (other than certain rights of way, easements, occupancy rights, riparian and flowage rights and real property interests of a similar nature); and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Official Statement, the lien of the First Mortgage Indenture, permitted liens under the First Mortgage Indenture or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions which are not material and do not interfere with the use made and proposed to be made of such property and buildings of the Company;

          (f) In each of the following cases except for such exceptions which are not material and do not interfere with the conduct of the business of the Company, the Company has all licenses, franchises, permits, authorizations, rights, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by it and for the operation of the business carried on by it as described in the Official Statement, and all water rights, riparian rights, easements, rights of way and other similar interests and rights described or referred to in the First Mortgage Indenture necessary for the operation of the business carried on by it as described in the Official Statement; except as otherwise set forth in the Official Statement, all such licenses, franchises, permits, orders, authorizations, rights, approvals and consents are in full force and effect and contain no unduly burdensome provisions; except as otherwise set forth in the Official Statement, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof; and the Company has the legal power to exercise the rights of eminent domain for the purposes of conducting its water utility operations;

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          (g) The issue and sale of the Bonds; the issue and delivery of the
First Mortgage Bond and the compliance by the Company with all of the provisions of the First Mortgage Bond and the First Mortgage Indenture; the execution, delivery and performance by the Company of the Thirty-Second Supplemental Indenture, the Financing Agreement, this Bond Purchase Agreement and the Continuing Disclosure Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the lien of the First Mortgage Indenture) upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in a violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body (other than those already obtained) is required for the issue and sale of the Bonds; the issue and delivery of the First Mortgage Bond; the execution, delivery and performance by the Company of this Bond Purchase Agreement, the Financing Agreement, the Thirty-Second Supplemental Indenture, the First Mortgage Bond and the Continuing Disclosure Agreement; or the consummation by the Company of the other transactions contemplated by this Bond Purchase Agreement or the First Mortgage Indenture;

          (h) The Pennsylvania Public Utility Commission by order has duly authorized the issuance and delivery of the First Mortgage Bond on terms not inconsistent with this Bond Purchase Agreement;

          (i) The Company is not a holding company, a registered holding company or an affiliate of a registered holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

          (j) There are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is subject, other than as set forth in the Official Statement and other than litigation incident to the kind of business conducted by the Company wherein an unfavorable ruling, decision or finding is likely that would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (k) (i) The Capital Projects consist of either land or property of a character subject to depreciation for federal income tax purposes and will be used to furnish water that is or will be made available to members of the general public (including electric utility, industrial, agricultural, or commercial users); (ii) the rates for the furnishing or sale of the water have been established or approved by a State or political subdivision thereof, by an agency or instrumentality of the United States, or by a public service or public utility commission or other similar body of any State or political subdivision thereof; and (iii) all other information supplied by the Company with respect to the exclusion from gross income pursuant to Section 103 of the Code of the interest on the Bonds is correct and complete;

          (l) The Company has not, within the immediately preceding ten years, defaulted in the payment of principal or interest on any of its bonds, notes or other securities, or any legally authorized obligation issued by it;

          (m) The information with respect to the Company and the Capital Projects and the descriptions of the Bonds, the Indenture, the Financing Agreement, the First Mortgage Bond, the First Mortgage Indenture and the Continuing Disclosure Agreement contained in the Preliminary Official Statement and the Official Statement (including Appendix A and the information incorporated therein by reference) do not contain an untrue statement of a material fact or omit to state a material fact necessary to make such information and descriptions, in the light of the circumstances under which they were made, not misleading; and

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          (n) The Company will undertake, pursuant to the Continuing Disclosure
Agreement dated as of October 1, 1999 to be entered into between the Company and the Trustee (the "Continuing Disclosure Agreement"), to provide annual reports and notices of certain material events in accordance with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended ("Rule 15c2-12"). A description of this undertaking and the Continuing Disclosure Agreement is set forth in the Preliminary Official Statement and will also be set forth in the Final Official Statement.

     5. Issuer's Covenants. The Issuer will:

          (a) cooperate in qualifying the Bonds for offer and sale under the Blue Sky laws of states designated by the Underwriter, provided that the Issuer shall not be required to qualify to do business or consent to service of process in any state or jurisdiction other than the Commonwealth and the Issuer's out-of-pocket costs in respect thereof are paid by the Company or are otherwise provided for; and

          (b) refrain from knowingly taking any action with regard to which the Issuer may exercise control that would result in the loss of the exclusion from gross income for federal income tax purposes of interest on the Bonds referred to under the caption "TAX MATTERS" in the Official Statement.

     6. Company's Covenants. The Company agrees that it will:

          (a) refrain from taking any action, or from permitting any action, with regard to which the Company may exercise control, to be taken, that would result in the loss of the exclusion from gross income for federal tax purposes of interest on the Bonds;

          (b) indemnify the Issuer, its members, directors, officers and employees and the Underwriter, its officers, directors, officials, employees and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, "Indemnified Parties") against claims asserted against them in connection with the offering and sale of the Bonds (i) on the ground that the Preliminary Official Statement or the Official Statement (except for the information relating to the Issuer under the caption "THE AUTHORITY") contains an alleged untrue statement of material fact or an alleged omission to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) arising by virtue of the failure to register the Bonds under the 1933 Act, or to qualify the Indenture under the 1939 Act;

          (c) indemnity and hold harmless the Issuer and its counsel and each person if any who controls (within the meaning of Section 20 of the Securities Exchange Act of 1934 or Section 15 of the Securities Act of 1933, as amended) the Issuer from and against all losses, claims, damages, liabilities and expenses, joint or several, to which the authority, such officer, agent, employee or controlling person may become subject, under federal laws or regulations, or otherwise, insofar as such losses, claims, damages, regulations, or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon: (i) a breach of the Company?s representations included in this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact pertaining to the Capital Projects or the Company set forth in the Official Statement, or any amendment or supplement thereto, or the Preliminary Official Statement , or
(iii) the willful or negligent omission or alleged omission to state in the Official Statement or the Preliminary Official Statement a material fact required to be stated therein or necessary to make the statements therein pertaining to the Company or the Capital Projects not misleading.

          (d) refrain from knowingly taking any action with regard to which the Company may exercise control that would result in the loss of the exclusion from gross income for federal income tax purposes of interest on the Bonds referred to under the caption "TAX MATTERS" in the Official Statement.

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     7. Underwriter's Covenants.

          (a) By acceptance hereof the Underwriter agrees to indemnify and hold harmless the Indemnified Parties against claims, losses, damages, liabilities and expenses asserted against them, or any of them, in connection with (i) the offering and sale of the Bonds on the grounds that the information under the caption "UNDERWRITING" contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) failure on the part of the Underwriter to deliver an Official Statement to any purchaser; and will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Underwriter shall not be liable for any settlement of any such action effected without its consent.

          (b) The Underwriter will indemnity and hold harmless the Issuer and each director, officer and employee of the Issuer against any losses, claims, damages, liabilities or expenses, joint or several, to which the Issuer or each member, officer or employees of the Issuer may become subject, under federal laws or regulations or otherwise: (i) insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Official Statement under the caption "UNDERWRITING," any amendment or supplement thereto, or the Preliminary official Statement or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary to make the statements under "UNDERWRITING" not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made to the Preliminary Official Statement or Official Statement in reliance upon and in conformity with written information furnished by the Underwriters specifically for use therein (it being understood that the Underwriters furnished only the information under "UNDERWRITING"); or (ii) failure on the part of the Underwriters to deliver an Official Statement to any purchasers; and will reimburse any legal or other expenses reasonably incurred by the Authority or each member, officer, or employee of the Issuer in connection with investigating or defending of any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Underwriter shall not be liable for any settlement of any such action effected without its consent.

     8. Notice of Indemnification; Settlement. Promptly after receipt by an Indemnified Party of notice of the commencement of any action against an Indemnified Party hereunder in respect of which indemnity is to be sought against the Company or the Underwriter, as the case may be (the "Indemnifying Party"), such Indemnified Party will notify the Indemnifying Party in writing of such action and the Indemnifying Party may assume the defense thereof, including the employment of counsel and the payment of all expenses; but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than hereunder. The Indemnifying Party shall not be liable for any settlement of any such action effected without its consent, but if settled with the consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such action, the Indemnifying Party will indemnify and hold harmless any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The indemnity agreements contained in this Bond Purchase Agreement shall include reimbursement for expenses reasonably incurred by an Indemnified Party in investigating the claim and in defending it if the Indemnifying Party declines to assume the defense and shall survive delivery of the Bonds.

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     9. Equitable Contribution. If the indemnification provided for in Section
6(b) is unavailable to the Underwriter (or any controlling person thereof) in respect of any losses, claims, damages or liabilities referred to therein, then the Company shall, in lieu of indemnifying the Underwriter, contribute to the amount paid or payable by the Underwriter as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter, respectively, from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by the Underwriter in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriter, respectively, in connection with the statements or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefit received by the Company or the Underwriter shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting issuance costs and expenses other than underwriting fees and commissions) received by the Company, on the one hand, bear to the total underwriting fees and commissions received by the Underwriter, on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by the Underwriter as a result of the losses, claims, damages or liabilities referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission.

     10. Official Statement; Public Offering.

          (a) In order to enable the Underwriter to comply with Rule 15c2-12 (i) the Company has prepared or caused the preparation of the Preliminary Official Statement, which the Company and the Issuer (but only with respect to the information therein with respect to the Issuer under the headings "THE AUTHORITY" and "INTRODUCTORY STATEMENT") deem final and complete as of its date;
(ii) the Company shall provide to the Underwriter sufficient copies of the Official Statement in sufficient time to accompany any confirmation that requires payment from any customer and in any event within seven business days after the date of this Bond Purchase Agreement; and (iii) the Company agrees to notify the Underwriter of any developments that would render the Official Statement misleading in any material respect during the period that the Official Statement is required to be delivered in connection with the sale of the Bonds and for a period of 25 days thereafter. The Issuer and the Company hereby authorize the use of the Preliminary Official Statement and the Official Statement by the Underwriter in connection with the offering of the Bonds.

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          (b) After the Closing, and until the Underwriter has informed the
Issuer and the Company that the Underwriter has sold all the Bonds, the Issuer and the Company will not adopt or distribute any amendment of or supplement to the Official Statement, except with the prior written consent of the Underwriter; and if any event relating to or affecting the Issuer, the Company or the Bonds shall occur, the result of which shall make it necessary, in the reasonable opinion of the Underwriter, to amend or supplement the Official Statement in order to make it not misleading in the light of the circumstances existing at that time, the Company shall forthwith prepare, and the Company shall approve for distribution, a reasonable number of copies of an amendment of or supplement to the Official Statement, in form and substance satisfactory to the Underwriter, so that the Official Statement then will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances existing at that time, not misleading. The Issuer shall cooperate with the Company in the issuance and distribution of any such amendment or supplement.

          (c) The Underwriter agrees to promptly provide upon closing a nationally recognized municipal securities information repository and the Municipal Securities Rulemaking Board ("MSRB") with a copy of the Official Statement for filing in accordance with Rule 15c2-12 and to inform the Issuer in writing as to (i) the date and place of such filing and (ii) the date of the end of the underwriting period.

     11. Conditions of Underwriter's Obligations. The Underwriter's obligations to purchase and pay for the Bonds and the Issuer's obligation to issue and deliver the Bonds are subject to fulfillment of the following conditions at or before Closing:

          (a) The representations of the Issuer and the Company herein shall be true in all material respects on and as of the date of the Closing and shall be confirmed by appropriate certificates at Closing;

          (b) Neither the Issuer nor the Company shall be in default in the performance of any of their respective covenants herein;

          (c) The Underwriter shall have received:

               (i) Opinions of Blank Rome Comisky & McCauley LLP, Bond Counsel, dated the date of Closing, in the forms attached as Exhibits A and B hereto, addressed to (or reliance letters delivered in respect of) the Issuer, the holders of the Bonds and the Underwriter;

               (ii) An opinion Blank Rome Comisky & McCauley LLP, counsel for the Issuer, dated the date of Closing with respect to the matters set forth in Exhibit C hereto, addressed to the Underwriter;

               (iii) Opinions of Dilworth Paxson LLP ("Company Counsel") and the Company?s internal General Counsel, dated the date of Closing, in the forms attached as Exhibit D hereto, addressed to the Underwriter and the Issuer and, in the case of the opinion of Company Counsel, to Bond Counsel;

               (iv) An opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Underwriter, in form and substance satisfactory to the Underwriter;

               (v) An opinion of counsel to Financial Guaranty Insurance Company (the "Bond Insurer") in form and substance satisfactory to the Underwriter, relating to the enforceability of the Municipal Bond New Issue Insurance Policy (the "Insurance Policy") and the information concerning the Bond Insurer in the Official Statement;

               (vi) An agreed upon procedures letter dated the date of Closing, from KPMG Peat Marwick LLP, the Company's independent certified public accountants, with respect to the Official Statement, in form satisfactory to the Underwriter;

               (vii) A certificate dated the date of Closing executed by the Chairman of the Issuer to the effect that:

                    (A) the representations, warranties and covenants of the Issuer contained herein, to the best of the knowledge of such Chairman, are true and correct in all material respects as of the date of Closing; and

                    (B) to the best of the knowledge of such Chairman, the Issuer has complied in all material respects with all agreements and satisfied in all material respects all of the conditions on its part to be performed or satisfied at or prior to the Closing;

               (viii) A certificate dated the date of Closing executed by the chief financial officer of the Company to the effect that:

                    (A) the representations and warranties of the Company in this Bond Purchase Agreement are true and correct in all material respects as of the date of Closing;

                    (B) the Preliminary Official Statement and the Official Statement, as of their respective dates, insofar as they relate to the Company, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                    (C) no event affecting the Company occurred since the date of the Bond Purchase Agreement which is required to be disclosed in the Official Statement in order to make the statements and information therein not misleading in any material respect;

               (ix) Two executed copies of the Indenture, the Financing Agreement, the Bond Purchase Agreement, the Thirty-Second Supplemental Indenture and the Continuing Disclosure Agreement;

               (x) Two copies of the Articles of Incorporation and By-laws of the Company, as amended to the date of Closing, and of the resolutions of the Board of Directors of the Company authorizing and approving the execution and delivery of this Bond Purchase Agreement, the Financing Agreement, the First Mortgage Bond, the Thirty-Second Supplemental Indenture, the Continuing Disclosure Agreement and the incurrence of indebtedness with respect thereto and all transactions described in the Official Statement and contemplated by this Bond Purchase Agreement, all certified by its Secretary or Assistant Secretary;

               (xi) Two copies of the Resolution;

               (xii) A letter from KPMG Peat Marwick LLP dated the date of Closing and addressed to the Underwriter consenting to the use of the financial statements prepared by such firm and all references to such firm contained in the Preliminary Official Statement and the Official Statement;

               (xiii) Evidence of the issuance of the Insurance Policy by the Bond Insurer which unconditionally and irrevocably guarantees the payment when due of the principal of and interest on the Bonds;

               (xiv) Evidence satisfactory to the Underwriter of a rating of "AAA" assigned by Standard & Poor's Ratings Services, and that such rating is in full force and effect as of the date of Closing;

               (xv) Evidence satisfactory to Bond Counsel and the Underwriter of the receipt of a Preliminary Allocation Request relating to the Bonds from the Pennsylvania Department of Community and Economic Development and a Securities Certificate relating to the Bonds from the Pennsylvania Public Utility Commission; and

               (xvi) Such additional documentation as the Underwriter or its counsel or Bond Counsel may reasonably request to evidence compliance with applicable law and the validity of the Bonds, the Financing Agreement, the Indenture, this Bond Purchase Agreement, the First Mortgage Indenture, the First Mortgage Bond and the Continuing Disclosure Agreement, and to evidence that the interest on the Bonds is not includable in gross income under the Code and the status of the offering under the 1933 Act and the 1939 Act.

          (d) At Closing there shall not have been any material adverse change in the financial condition of the Company or any adverse development concerning the business or assets of the Company which would result in a material adverse change in the prospective financial condition or results of operations of the Company from that described in the Official Statement which, in the reasonable judgment of the Underwriter, makes it inadvisable to proceed with the sale of the Bonds; and the Underwriter shall have received certificates of the Company certifying that no such material adverse change has occurred or, if such a change has occurred, full information with respect thereto; and

          (e) The Underwriter shall deliver at Closing a certificate in form acceptable to Bond Counsel to the effect that the Underwriter has sold to the public (excluding bond houses and brokers) a substantial amount of the Bonds at initial offering prices no higher than, or yields no lower than, those shown on the cover page of the Official Statement and that such certificate may be relied upon for purposes of determining compliance with Section 148 of the Code.

     12. Events Permitting the Underwriter to Terminate. The Underwriter may terminate its obligation to purchase the Bonds at any time before Closing if any of the following occurs:

          (a) A legislative, executive or regulatory action or proposed action or a court decision which, in the judgment of the Underwriter, casts sufficient doubt on the legality of, or the exclusion from gross income for federal income tax purposes of interest on obligations such as the Bonds so as to materially impair the marketability or materially lower the market price thereof; or

          (b) Any action by the Securities and Exchange Commission or a court which would require registration of the Bonds or the First Mortgage Bond under the 1933 Act or qualification of the Indenture under the 1939 Act; or

          (c) Any general suspension of trading in securities on the New York Stock Exchange or the establishment, by the New York Stock Exchange, by the Securities and Exchange Commission, by any federal or state agency, or by the decision of any court, of any limitation on prices for such trading, or any outbreak of hostilities or other national or international calamity or crisis, or any material escalation in any such hostilities, calamity or crisis, the effect of which on the financial markets of the United States shall be such as to materially impair the marketability or materially lower the market price of the Bonds; or

          (d) Any event or condition occurs or arises after the date hereof which, in the reasonable judgment of the Underwriter, renders untrue or incorrect, in any material respect as of the time to which the same purports to relate, the information contained in the Official Statement, or which requires that information not reflected in the Official Statement or Appendices thereto should be reflected therein in order to make the statements and information contained therein not misleading in any material respect as of such time; provided that the Issuer, the Company and the Underwriter will use their best efforts to amend or supplement the Official Statement to reflect, to the satisfaction of the Underwriter, such changes in or additions to the information contained in the Official Statement; or

          (e) pending or threatened litigation affecting or arising out of the ownership of the Capital Projects or any other facilities of the Company or the issuance of the Bonds which in the reasonable judgment of the Underwriter would materially impair the marketability or materially lower the market price of the Bonds; or

          (f) Sufficient quantities of the Official Statement are not delivered to the Underwriter in a timely manner as required by Section 10 hereof.

     If the Underwriter terminates its obligation to purchase the Bonds because any of the conditions specified in Section 11 or this Section 12 shall not have been fulfilled at or before the Closing, such termination shall not result in any liability on the part of the Issuer, the Underwriter, or, except for the payment of such costs of issuance described in Section 13 hereof which are due and payable, the Company.

     13 Expenses. All expenses and costs of the authorization, issuance, sale and delivery of the Bonds including, without limitation, the preparation of and furnishing to the Underwriter of the Preliminary Official Statement and the Official Statement, the preparation and execution of the Bonds, the Financing Agreement, the Indenture, the First Mortgage Bond, the Thirty-Second Supplemental Indenture and this Bond Purchase Agreement, the Insurance Policy premium, rating agency fees, the issuance and closing fees of the Issuer, the fees and disbursements of counsel to the Issuer, the fees and disbursements of Bond Counsel, the fees and disbursements of counsel to the Underwriter and the expenses incurred in connection with qualifying the Bonds for sale under the securities laws of various jurisdictions and preparing Blue Sky and legal investment memoranda shall be paid by the Company as provided in this Bond Purchase Agreement. The Issuer shall bear no out-of-pocket expense in connection with the transactions contemplated by this Bond Purchase Agreement. The Underwriter will pay all other expenses of the Underwriter in connection with the public offering of the Bonds.

     14 Execution in Counterparts. This Bond Purchase Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Bond Purchase Agreement by signing any such counterpart.

     15 Notices and Other Actions. All notices, requests, demands and formal actions hereunder will be in writing mailed, telegraphed or delivered to:

                  The Underwriter:

                           Commerce Capital Markets, Inc.
                           One Commerce Square
                           2005 Market Street, Suite 200
                           Philadelphia, Pennsylvania 19103

                           Attention: George C. Werner, III
                                      Managing Director

                  The Company:

                           Philadelphia Suburban Water Company
                           762 Lancaster Avenue
                           Bryn Mawr, Pennsylvania 19010

                           Attention: Kathy Pape
                                      Vice President and Treasurer

                  The Issuer:

                           Delaware County Industrial Development
                             Authority
                           200 East State Street, Suite 205
                           Media, Pennsylvania 19063

                           Attention: J. Patrick Killian
                                      Executive Director

     16 Governing Law. This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and may not be assigned by the Issuer, the Company or the Underwriter.

     17 Successors. This Bond Purchase Agreement will inure to the benefit of and be binding upon the parties and their respective successors and, as to Sections 6 and 7 above, the directors, officers, employees and agents of the Issuer, and will not confer any rights upon any other person. The term "successor" shall not include any holder of any Bonds merely by virtue of such holding.

     18. Limitations on Liability. No personal recourse shall be had for any claim based on this Bond Purchase Agreement or the Bonds against any member, officer, agent to employee, past, present or future, of the Issuer or any successor body as such, either directly or through the Issuer or any successor body, under any constitutional provision, statute, or rule of law or by enforcement of any assessment or penalty or otherwise. Notwithstanding any provision or obligation to the contrary in this Bond Purchase Agreement, the liability of the Issuer for payments of any kind, nature or description provided for herein or in any other document executed pursuant hereto shall be limited to the revenues derived by the Issuer from the Financing Agreement.

     IN WITNESS WHEREOF, the Issuer, the Company and the Underwriter have caused their duly authorized representatives to execute and deliver this Bond Purchase Agreement as of the date first written above.


                                     DELAWARE COUNTY INDUSTRIAL
                                     DEVELOPMENT AUTHORITY


                                     By: /s/ Marvin E. Berger
                                        -------------------------------------
                                              (Vice) Chairman


                                     PHILADELPHIA SUBURBAN WATER COMPANY


                                     By: /s/ Kathy L. Pape
                                        -------------------------------------
                                              Kathy Pape
                                              Vice President and Treasurer


                                     COMMERCE CAPITAL MARKETS, INC.


                                     By:  /s/ George C. Werner
                                        -------------------------------------
                                              George C. Werner
                                              Managing Director

                                   Schedule I

                                 Terms of Bonds


Principal Amount:          $25,000,000

Dated Date:                October 1, 1999

Maturity Date:             June 1, 2029

Interest Payment Dates:    June 1 and December 1, commencing June 1, 2000

Rate of Interest:          6.00%

Underwriter's Discount:    $425,000

Redemption provisions:

     The Bonds are subject to redemption as follows:

     Optional Redemption. The Bonds are subject to redemption prior to maturity at the option of the Issuer, upon direction of the Company, on or after June 1, 2009, as a whole or in part at any time, at the redemption prices (stated as a percentage of the principal amount) set forth below, plus interest accrued to the date fixed for redemption.

     Optional Redemption Periods (inclusive)                 Redemption Prices
     ---------------------------------------                 -----------------
         June 1, 2009 through May 31, 2010                          101%
         June 1, 2010 and thereafter                                100

     Extraordinary Optional Redemption. The Bonds are subject to redemption at the option of the Company as a whole at any time prior to maturity at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date upon the occurrence of the following events:

          (a) the Capital Projects are partially or totally damaged or destroyed by fire or other casualty and the Company determines within sixty (60) days after such damage or destruction that satisfactory restoration of the Capital Projects may not be made; or

          (b) all or substantially all of the Capital Projects are taken or condemned as a whole by a public body in the exercise of its power of eminent domain, or any portion of the Capital Projects are so taken or condemned and the Company determines that the remaining portion of the Capital Projects is unsuitable for the Company's business; or

          (c) if changes in the economic availability or raw materials, operating supplies, labor or facilities necessary for the operation of the Capital Projects or the water supply and distribution system of which they are part as an efficient facility or technological or other changes shall have occurred which, in the Company's opinion, render the Facilities or such system uneconomical for their intended purposes.

                                  Schedule I-1

     Excess Funds Redemption. The Bonds are subject to redemption as a whole or in part at any time prior to maturity at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date to the extent that excess funds on deposit in the Construction Fund not needed to pay Project Costs are transferred by the Trustee to the Revenue Fund.

                                  Schedule I-2

                                    EXHIBIT A


              FORM OF OPINION OF BLANK ROME COMISKY & MCCAULEY LLP

                                    EXHIBIT B


          Points to be covered in Supplemental Opinion of Bond Counsel

                    (Terms defined in Bond Purchase Agreement
                        are used here with same meanings)

     1 The Bonds are not subject to the registration requirements of the 1933 Act and the Indenture is not required to be qualified under the 1939 Act.

     2 The Bond Purchase Agreement has been duly authorized, executed and delivered by the Issuer and constitutes the valid and binding obligation of the Issuer enforceable in accordance with its terms, subject only to applicable bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights heretofore or hereafter enacted and to general equity principles.

     3 The execution and delivery of the Official Statement has been authorized by the Issuer.

     4 The information and statements contained in the Official Statement under the sections captioned "THE BONDS", "SECURITY FOR THE BONDS" and in APPENDIX C thereto (insofar as Appendix C purports to summarize provisions of the Bonds, the Indenture and the Financing Agreement) are reasonable summaries of the provisions of the Bonds and the documents purported to be summarized therein, and matters set forth in the section captioned "TAX EXEMPTION" and APPENDIX D thereto accurately reflects our opinion as to such matters and the tax exempt nature of the interest on the Bonds.

     5 We have not verified and are not passing upon and do not assume any responsibility for the accuracy, completeness or reasonableness of the statements contained in the Official Statement, except for the determinations with respect to the sections referred to in numbered paragraph 4 above, and without having undertaken to determine independently the accuracy or completeness of the statements contained in the Official Statement, nothing has come to the attention of Bond Counsel which would lead it to believe that the Official Statement (except for financial, tabular, demographic or statistical data therein and the information contained under the headings "THE BONDS?Book-Entry Only System," "BOND INSURANCE," "ESTIMATED SOURCES AND USES OF FUNDS," "BONDHOLDERS' RISKS," and "ABSENCE OF MATERIAL LITIGATION" and in APPENDIX A, APPENDIX B and APPENDIX E of the Official Statement, as to which bond counsel need not express a view) as of its date and as of the date of Closing, contains any untrue statement of a material fact or omits to state any material fact that is required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    EXHIBIT C


      Points to be covered in Opinion of Blank Rome Comisky & McCauley LLP
                             Counsel for the Issuer

                    (Terms defined in Bond Purchase Agreement
                        are used here with same meanings)


     1 The Issuer is a body corporate and politic constituting an instrumentality of the Commonwealth and is duly created and existing pursuant to the Act.

     2 The Issuer has by proper action duly authorized the execution and issuance of the Bonds and the execution and delivery of the Issuer Financing Documents. The Bonds have been duly and validly issued by the Issuer and the Issuer Financing Documents have each been duly and validly executed and delivered by the Issuer and the Bonds and each of such documents are valid and binding agreements of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or legal or equitable principles affecting the enforcement of creditor's rights.

     3 To the knowledge of such counsel, the execution and the issuance by the Issuer of the Bonds, the execution and delivery by the Issuer of the Issuer Financing Documents and performance by the Issuer of the Issuer's obligations under the Bonds and the Issuer's Financing Documents, do not conflict with or constitute on a part of the Issuer a violation of, breach of or default under any existing constitutional provision or statute of the Commonwealth, or, to our knowledge without having undertaken any independent investigation, any indenture, mortgage, deed of trust, resolution, note agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound, or, to our knowledge, any order, rule or regulation of any court, governmental agency or body of the Commonwealth having jurisdiction over the Issuer or any of its activities or property.

     4 To the knowledge of such counsel, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against the Issuer, wherein an unfavorable decision, ruling or finding would materially and adversely affect the transactions contemplated by the Bonds.

     5 The Issuer has approved the distribution of the Preliminary Official Statement and the Official Statement by the Underwriter in connection with the sale of the Bonds.

     6 The information contained in the Preliminary Official Statement and the Official Statement under the heading "THE AUTHORITY" has been reviewed by us and nothing has come to our attention which would lead us to believe that such information contains any untrue statement of a material fact or omits to state a material fact which is required to be stated therein or which is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

                                    EXHIBIT D


                       Points to be covered in Opinions of
                               Dilworth Paxson LLP
                               and Company Counsel


                    (Terms defined in Bond Purchase Agreement
                        are used here with same meanings)


     1 The Company was organized and subsists under the laws of the Commonwealth, with power (corporate and other) to own its properties and conduct its business as described in the Official Statement.

     2 The Company has the corporate power and authority to enter into and perform the Bond Purchase Agreement, the Financing Agreement and the Continuing Disclosure Agreement. The execution, delivery and performance by the Company of the Financing Agreement, the Bond Purchase Agreement and the Continuing Disclosure Agreement have been duly authorized by all requisite corporate action.

     3 The Bond Purchase Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company. The Financing Agreement and the Continuing Disclosure Agreement, when executed and delivered by the Company, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general.

     4 The execution and delivery of the Bond Purchase Agreement, the Financing Agreement and the Continuing Disclosure Agreement and the performance by the Company of its obligations thereunder will not violate, conflict with or result in a breach of or constitute a default under the Articles of Incorporation or Bylaws of the Company or any agreement, instrument, order, writ, judgment or decree to which the Company is a party or to which it or any of its property is subject.

     5 The Company has obtained all approvals required in connection with the execution and delivery of, and performance by the Company of its obligations under, the Bond Purchase Agreement, the Financing Agreement and the Continuing Disclosure Agreement.

     6 The First Mortgage Bond have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the First Mortgage Indenture.

     7 The First Mortgage Bonds are not subject to the registration requirements of the 1933 Act.

     8 The Original Indenture has been duly authorized, executed and delivered by the Company and the Trustee and the Thirty-Second Supplemental Indenture has been duly authorized, executed and delivered by the Company and the Trustee and recorded as required by law. The First Mortgage Indenture (i) constitutes a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights, and (ii) constitutes a direct, valid and enforceable first mortgage lien (except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights) upon all of the properties and assets of the Company (not heretofore released as provided for in the First Mortgage Indenture) specifically or generally described or referred to in the First Mortgage Indenture as being subject to the lien thereof (which properties and assets constitute substantially all of the Company's properties and assets other than securities), except for permitted liens under the First Mortgage Indenture, and will create a similar lien upon all properties and assets acquired by the Company after the execution and delivery of the Thirty-Second Supplemental Indenture and required to be subjected to the lien of the First Mortgage Indenture pursuant thereto when so acquired (which properties and assets will constitute substantially all of the Company's properties and assets subsequently acquired other than securities), except for permitted liens under the First Mortgage Indenture; the First Mortgage Indenture has been duly filed, recorded or registered in each place in the Commonwealth in which such filing, recording or registration was or is required to protect and preserve the lien of the First Mortgage Indenture; and all necessary approvals of regulatory authorities, commissions and other governmental bodies having jurisdiction over the Company required to subject to the lien of the First Mortgage Indenture the mortgaged property or trust estate (as defined in the First Mortgage Indenture) have been duly obtained.

     9 In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has good and marketable title in fee simple to all of its real property; good and marketable title to all of its other interests in real property (other than to certain rights of way, easements, occupancy rights, riparian and flowage rights and real property interest of a similar nature); and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Official Statement, the lien of the First Mortgage Indenture, permitted liens under the First Mortgage Indenture or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

     10 In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has all licenses, franchises, indeterminate permits, other permits, authorizations, rights, approvals, consents and order of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by it and for the operation of the business carried on by it as described in the Official Statement, and all water rights, riparian rights, easements, rights of way and other similar interests and rights described or referred to in the First Mortgage Indenture necessary for the operation of the business carried on by it as described in the Official Statement; except as otherwise set forth in the Official Statement, all such licenses, franchises, indeterminate permits, other permits, orders, authorizations, rights, approvals and consents are in full force and effect and contain no unduly burdensome provisions; to the best of such counsel's knowledge, except as otherwise set forth in the Official Statement, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof; and the Company has the legal power to exercise the rights of eminent domain for the purposes of conducting its water utility operations.

     11 The issue and sale of the Bonds; the issue and delivery of the First Mortgage Bond and the compliance by the Company with all of the provisions of the First Mortgage Bond and the First Mortgage Indenture; the execution, delivery and performance by the Company of the Thirty-Second Supplemental Indenture, the Financing Agreement, this Bond Purchase Agreement and the Continuing Disclosure Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the lien of the First Mortgage Indenture) upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in a violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body not already obtained is required for the issue and sale of the Bonds; the issue and delivery of the First Mortgage Bond; the execution, delivery and performance of this Bond Purchase Agreement, the Financing Agreement, the Thirty-Second Supplemental Indenture, the First Mortgage Bond and the Continuing Disclosure Agreement; or the consummation of the other transactions contemplated by this Bond Purchase Financing Agreement or the First Mortgage Indenture.

     12 The Company is not a holding company, a registered holding company or an affiliate of a registered holding company within the meaning of the Public Utility Company Holding Act of 1935, as amended.

     13 There are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject, other than as set forth in the Official Statement and other than litigation incident to the kind of business conducted by the Company which, if determined adversely to the Company, would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company.

     14 Such counsel shall also state that it has no reason to believe that the information with respect to the Company and the Capital Projects and the descriptions of the First Mortgage Bond and the First Mortgage Indenture contained in the Official Statement (including Appendix A and the information incorporated therein by reference) contain any untrue statement of a material fact or omit to state a material fact which is required to be stated therein or which is necessary to make such information and descriptions, in the light of the circumstances under which they were made, not misleading in any material respect.